================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              -------------------




Date of Report:   November 30, 2000




                        WILLIS LEASE FINANCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)







         DELAWARE                      0-28774                 68-0070656
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation )                Number)            Identification Number)

                          2320 MARINSHIP WAY, SUITE 300
                           SAUSALITO, CALIFORNIA 94965
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 331-5281

================================================================================

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On November 30, 2000 (the "Closing Date"), Willis Lease Finance Corporation, a Delaware corporation (the "Registrant"), closed the transactions described in the agreements with Flightlease AG, a corporation organized under the laws of Switzerland ("Flightlease"), SR Technics Group, a corporation organized under the laws of Switzerland ("SRT"), FlightTechnics, LLC, a Delaware limited liability company ("FlightTechnics") and SR Technics Group America, Inc., a Delaware corporation ("SRT Group America"), as described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2000.

         On the Closing Date, the Registrant sold its aircraft parts and components subsidiary, Willis Aeronautical Services, Inc. ("WASI"), to SRT Group America for $26,690,741 subject to a post-closing price adjustment based on net book value and inventory value as of the Closing Date pursuant to the Share Purchase Agreement, dated as of November 7, 2000, by and between the Registrant and SRT Group America. The WASI purchase price was determined after an arms-length negotiation between the parties. In addition, the Registrant acquired five aircraft engines from SRT pursuant to the Aircraft Engine Purchase Agreement, dated as of November 7, 2000, by and between the Registrant and SRT, for $42,998,000 drawn from the proceeds of the sale of WASI and its membership interests in PGTC (as described below). The aircraft engine purchase price was determined after an arms-length negotiation between the parties. The Registrant then leased the engines back to SRT for periods of four and ten years, with termination fees for early termination.

         In connection with its sale of WASI to SRT Group America, the Registrant has agreed to provide transition services to WASI for a limited period pursuant to a Transition Services Agreement (the "Transition Services Agreement"), dated as of the Closing Date. The Transition Services Agreement is filed as Exhibit 10.2 to this report.

         On the Closing Date, the Registrant sold its 50% membership interest in Pacific Gas Turbine Center LLC ("PGTC"), its engine maintenance, repair and testing joint venture with Chromalloy Gas Turbine Corporation, to SRT Group America for $15,000,000, subject to a post-closing price adjustment based on 50% of PGTC's net book value as of the Closing Date.

         In addition, the Registrant issued and sold 1,300,000 shares of its common stock to FlightTechnics, an affiliate of each of SRT and SRT Group America, for $15.00 per share, for an aggregate purchase price of $19,500,000. The Registrant also granted FlightTechnics an option, exercisable within 18 months of the Closing Date and subject to stockholder approval (if required by the NASD and Nasdaq), to purchase newly issued shares of its common stock in a private placement in an amount between 1,700,000 shares and up to an amount that would give FlightTechnics 34.9% of the Registrant's issued and outstanding common stock. The price per share for the first additional 1,700,000 shares purchased pursuant to this option will be $15.00, and the price per share for any shares purchased in excess of the first additional 1,700,000 shares will be $16.50.

         In connection with the sale of its common stock to FlightTechnics, the Registrant entered into an amendment to its Rights Agreement dated September 24, 1999 (the "First Amendment to Rights Agreement") by and between the Registrant and American Stock Transfer & Trust

Company, dated as of the Closing Date, to include FlightTechnics and its affiliates under the definition of an "Exempt Person", subject to FlightTechnics and its affiliates owning a certain percentage of the Registrant's common stock. The First Amendment to Rights Agreement is filed as Exhibit 10.1 to this report.

         The Registrant and FlightTechnics, together with Mr. Charles F. Willis, IV, CFW Partners, L.P., and the Austin Chandler Willis 1995 Irrevocable Trust, have entered into an agreement (the "Stockholders' Agreement"), dated as of November 7, 2000, and effective upon the Closing Date (Mr. Willis, CFW Partners, L.P., and the Austin Chandler Willis 1995 Irrevocable Trust collectively known as the "Stockholders"). Under the Stockholders' Agreement, FlightTechnics may purchase 250,000 shares of the Registrant's common stock on the open market beginning immediately after the Closing Date and may purchase more within five years of the Closing Date upon the occurrence of certain conditions, but in no event may FlightTechnics and its affiliates own in the aggregate in excess of 49.9% of the Registrant's issued and outstanding common stock. FlightTechnics will agree to divest itself if and to the extent that it and its affiliates own more than 49.9% of the Registrant's common stock within the five year period from the Closing Date. The Stockholders and FlightTechnics have also agreed to restrictions on their respective abilities to sell their shares of the Registrant's common stock for a five year period from the Closing Date, and subject to the parties owning a certain percentage of the Registrant's common stock.

         As part of the transaction, Director Donald A. Nunemaker resigned as a member of the Registrant's board of directors as of the Closing Date. Mr. Nunemaker remains the Registrant's Executive Vice President and Chief Administrative Officer. Effective as of the Closing Date, the Registrant's board of directors appointed Hans Jorg Hunziker, President of Flightlease, as a director to fill the vacancy on the board of directors created by Mr. Nunemaker's resignation.

         The Registrant issued a press release on November 30, 2000 announcing the close of this series of transactions. The press release is filed as Exhibit
99.1 to this report.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND
                  EXHIBITS.

(b)  PRO FORMA FINANCIAL INFORMATION.

                        WILLIS LEASE FINANCE CORPORATION
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


         The unaudited pro forma condensed consolidated financial information as of September 30, 2000 and for the nine months ended September 30, 2000 and the year ended December 31, 1999 presented in this 8-K filing gives effect to the sale of our spare parts and repair operations, and associated transactions involving the sale of shares and purchase of engines. The unaudited pro forma condensed consolidated statement of income for the nine months ended September 30, 2000 assumes that the proposed sale occurred on January 1, 2000. Accordingly, the pro forma financial information for 2000 is based upon our historical financial statements for the nine months ended September 30, 2000. The pro forma financial information for 1999 is based on our historical financial statements for the twelve months ended December 31, 1999.

         The unaudited pro forma condensed financial statements give effect to events that are directly attributable to the sale and related transactions. Explanations for these adjustments are included in the notes accompanying the unaudited pro forma condensed consolidated balance sheet and income statements. The unaudited pro forma condensed financial statements include certain rounding adjustments.

         Our unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical financial statements and the information contained in our "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in our annual report on Form 10-K for the year ended December 31, 1999 and quarterly report on form 10-Q for the nine-month period ended September 30, 2000. The unaudited pro forma condensed consolidated financial data should not be construed to be indicative of our financial condition, results of operations or covenant compliance had the proposed sale and events described above been completed on the dates assumed and are not intended to project our financial condition on any future date or our results of operations for any future period.

                        WILLIS LEASE FINANCE CORPORATION
            UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                                                SALE OF     PRO-FORMA   ADDITIONAL  UNAUDITED
                                                                    HISTORICAL    WASI      SUB-TOTAL  TRANSACTIONS PRO-FORMA
                                                                    ----------  ---------   ---------- ------------ ----------
BALANCE SHEET DATA:

Cash and cash equivalents including restricted cash of $14,051       $ 24,303     17,864       42,167     (8,498)    $ 33,669
Equipment held for operating lease, less accumulated depreciation     327,697          -      327,697     43,498      371,195
Net investment in direct finance lease                                  8,112          -        8,112          -        8,112
Spare parts inventory                                                  27,344    (26,773)         571          -          571
Operating lease related receivable                                      3,889          -        3,889          -        3,889
Trade receivables, net                                                  6,833     (6,016)         817          -          817
Investment in unconsolidated affiliates                                 5,724          -        5,724     (4,945)         779
Other assets                                                            7,600       (722)       6,878     (1,500)       5,378
                                                                    ----------  ---------   ---------- ------------ ----------
Total assets                                                         $411,502   $(15,648)   $ 395,854   $ 28,555    $ 424,409
                                                                    ==========  =========   ========== ============ ==========

Accounts payable and accrued expenses                                 $ 7,570     (3,842)       3,728          -      $ 3,728
Deferred income taxes                                                  16,400     (1,545)      14,855      3,921       18,777
Notes payable                                                         282,736     (8,300)     274,436          -      274,436
Residual share payable                                                  2,500          -        2,500          -        2,500
Maintenance reserves                                                   18,491          -       18,491          -       18,491
Security deposits                                                       4,199          -        4,199          -        4,199
Unearned lease revenue                                                  4,422       (425)       3,997          -        3,997
Shareholders' equity                                                   75,184     (1,536)      73,648     24,634       98,281
                                                                    ----------  ---------   ---------- ------------ ----------
Total liabilities and shareholders' equity                           $411,502   $(15,648)   $ 395,854   $ 28,555    $ 424,409
                                                                    ==========  =========   ========== ============ ==========

The notes to the unaudited pro-forma condensed consolidated financial statements are an integral part of this statement.

                        WILLIS LEASE FINANCE CORPORATION
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET

1.       THE TRANSACTION

         The pro forma condensed consolidated balance sheet gives effect to the sale of the shares of the spare parts subsidiary Willis Aeronautical Services, Inc. (WASI) and our equity investment in the repairs business Pacific Gas Turbine LLC (PGTC). It also reflects the sale of common stock and stock option and the purchase and leaseback of engines.

A.       SALE OF SHARES OF WASI

         The transaction assumes the following for Willis Lease Finance Corporation (WLFC) (in thousands of dollars):

                  Projected net sales proceeds                            $ 26,164
                  Net assets of WASI at September 30, 2000                 (28,682)
                  Reduction in tax liability of WLFC                           982
                                                                          -----------
                           Loss from transaction                          $ (1,536)
                                                                          -----------

         The net loss amount has been included in shareholders' equity in the pro forma condensed consolidated balance sheet as of September 30, 2000.

B.       ADDITIONAL TRANSACTIONS

         The transaction includes the sale of our equity investment in PGTC for $15,000,000 giving rise to an estimated gain, net of tax, of $6,134,000.

         The transaction includes the purchase and leaseback of five engines from SRT for $43,498,000 including estimated transaction costs of $500,000.

         The transaction includes the sale of common stock and stock option for $19,500,000 before estimated transaction costs of $1,000,000.

2.       USE OF PROCEEDS

         The following table represents the estimated net sale proceeds (in thousands of dollars):

                  Projected net sales proceeds from sale of WASI              $26,164
                  Net proceeds from sale of PGTC                               15,000
                  Net proceeds from sale of common stock and option            18,500
                  Other assets sold by WLFC                                     1,500
                  Repayments of notes payable                                  (8,300)
                  Purchase of engines                                         (43,498)
                                                                              --------
                           Net cash proceeds                                  $ 9,366
                                                                              --------

The net cash proceeds will be deposited into the bank and are presumed to be non-interest bearing.

3.   CLOSING ADJUSTMENTS

         The actual sales proceeds will be adjusted after the Closing Date from the amounts presented herein on a dollar for dollar basis for increases or decreases in the net book value of the assets sold (excluding inventory) and liabilities assumed of WASI between September 30, 2000 and the Closing Date. Inventory is subject to adjustment based on the valuation formula outlined in the agreements.

                        WILLIS LEASE FINANCE CORPORATION
         UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                                               PRO-FORMA           ADDITIONAL          UNAUDITED
                                              HISTORICAL        WASI           SUB-TOTAL          TRANSACTIONS         PRO-FORMA
                                             -------------   -----------    -----------------    ----------------    --------------
INCOME STATEMENT DATA
Total revenues                                     70,193       (21,636)              48,557               3,950            52,507
Depreciation expense                               10,639           (72)              10,567                 967            11,534
Cost of spare part sales                           18,420       (15,988)               2,432                   -             2,432
General and administrative                         11,476        (2,150)               9,326                   -             9,326
                                             -------------   -----------    -----------------    ----------------    --------------

Operating income                                   29,658        (3,426)              26,232               2,983            29,214

Interest expense                                   19,568          (767)              18,801                (597)           18,203
Interest and other income                            (726)          (26)                (752)                                 (752)
Residual share                                        508             -                  508                   -               508
                                             -------------   -----------    -----------------    ----------------    --------------
Net interest and finance cost                      19,350          (793)              18,557                (597)           17,960

Loss from unconsolidated affiliate                 (1,116)            -               (1,116)              1,116                 -

Income taxes                                       (3,585)        1,010               (2,575)             (1,831)           (4,407)

                                             -------------   -----------    -----------------    ----------------    --------------
Income from continuing operations                   5,607        (1,623)               3,984               2,864             6,848
                                             -------------   -----------    -----------------    ----------------    --------------

Basic earnings per common share:
Net earnings                                       $ 0.76                                                                   $ 0.79
                                             -------------                                                           --------------

Diluted earnings per common share:
Net earnings                                       $ 0.75                                                                   $ 0.78
                                             -------------                                                           --------------

Average common shares outstanding                   7,401                                                  1,300             8,701
Diluted average common shares outstanding           7,489                                                  1,300             8,789

The notes to the unaudited pro-forma condensed consolidated financial statements are an integral part of this statement.

                        WILLIS LEASE FINANCE CORPORATION
         UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                                                             PRO-FORMA           ADDITIONAL          UNAUDITED
                                            HISTORICAL        WASI           SUB-TOTAL          TRANSACTIONS         PRO-FORMA
                                           -------------   -----------    -----------------    ----------------    --------------
INCOME STATEMENT DATA
Total revenues                                   94,749       (21,060)              73,689               5,266            78,955
Depreciation expense                             13,639           (75)              13,564               1,290            14,854
Cost of spare part sales                         36,671       (22,496)              14,175                   -            14,175
General and administrative                       17,466        (4,718)              12,748                   -            12,748
                                           -------------   -----------    -----------------    ----------------    --------------

Operating income                                 26,973         6,229               33,202               3,976            37,178

Interest expense                                 22,357        (1,603)              20,754                (796)           19,958
Interest and other income                        (1,182)          (38)              (1,220)                  -            (1,220)
Residual share                                      847             -                  847                   -               847
                                           -------------   -----------    -----------------    ----------------    --------------
Net interest and finance cost                    22,022        (1,641)              20,381                (796)           19,585

Loss from unconsolidated affiliate                 (622)            -                 (622)                622                 -

Income taxes                                     (1,046)       (1,871)              (2,917)             (2,011)           (4,927)

                                           -------------   -----------    -----------------    ----------------    --------------
Income from continuing operations                 3,283         5,999                9,282               3,384            12,666
                                           -------------   -----------    -----------------    ----------------    --------------

Basic earnings per common share:
Net earnings                                     $ 0.44                                                                   $ 1.46
                                           -------------                                                           --------------

Diluted earnings per common share:
Net earnings                                     $ 0.44                                                                   $ 1.45
                                           -------------                                                           --------------

Average common shares outstanding                 7,382                                                  1,300             8,682
Diluted average common shares outstanding         7,447                                                  1,300             8,747

The notes to the unaudited pro-forma condensed consolidated financial statements are an integral part of this statement.

                        WILLIS LEASE FINANCE CORPORATION
    NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS


1.       SPARE PARTS AND REPAIRS

         The pro forma condensed consolidated statements of income give effect to the sale of the equity investment in PGTC and shares of WASI assuming the sale occurred on the first day of the periods together with the sale of common stock and stock option of the Registrant and purchase and leaseback of engines. The pro forma condensed consolidated statements of income exclude all direct expenses and overhead costs of WASI and PGTC that will be eliminated on the completion of the sale of these assets.

2.       OPERATIONS SUPPORT

         The pro forma condensed consolidated statements of income exclude all direct expenses and overhead costs of WLFC related to WASI and PGTC that will be eliminated on the completion of the sale of these assets.

3.       THE TRANSACTION

         The estimated gain on the sale of the assets of WASI and PGTC, net of taxes, is $4.6 million. The estimated gain has not been included in any of the pro-forma income statements.

         The additional transactions include lease revenue at the contracted amounts, depreciation based on the Company's existing depreciation policy and a reduction in interest expense, at average interest rates, due to the application of the net transaction proceeds.

4.       INCOME TAXES

         The pro forma condensed consolidated statements of income give effect to the tax adjustments at a statutory rate of 39% for 2000, of which 35% is for Federal tax and 4% for state tax and an average rate of 28% for 1999, which is a blend of the historical rate of 24% and the rate on the incremental income arising from the transaction of 39%.

5.       CLOSING ADJUSTMENTS

         The actual sales proceeds were adjusted after the Closing Date from the amounts presented herein on a dollar for dollar basis for increases or decreases in the net book value of the assets sold (excluding inventory) and liabilities assumed of WASI between September 30, 2000 and the Closing Date.

(ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS, CONTINUED).

         (c)      Exhibits

               10.1            First Amendment to Rights Agreement, dated as of
                               November 30, 2000, by and between Willis Lease
                               Finance Corporation and American Stock Transfer &
                               Trust Company.
      --------------------------------------------------------------------------
               10.2            Transition Services Agreement, dated as of
                               November 30, 2000 by and between Willis Lease
                               Finance Corporation and Willis Aeronautical
                               Services, Inc.
      --------------------------------------------------------------------------
               10.3            Investment Agreement, dated as of November 7,
                               2000, by and among Willis Lease Finance
                               Corporation, FlightTechnics LLC, Flightlease AG,
                               SR Technics Group and SR Technics Group America,
                               Inc. Previously filed as Exhibit 10.1 to the
                               Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.4            Membership Interest Purchase Agreement, dated as
                               of November 7, 2000, by and between Willis Lease
                               Finance Corporation and SR Technics Group
                               America, Inc. Previously filed as Exhibit 10.3 to
                               the Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.5            Share Purchase Agreement, dated as of November 7,
                               2000, by and between Willis Lease Finance
                               Corporation and SR Technics Group America, Inc.
                               Previously filed as Exhibit 10.4 to the
                               Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.6*           Cooperation Agreement, dated as of November 7,
                               2000, by and among Willis Lease Finance
                               Corporation, Flightlease AG and SR Technics
                               Group. Previously filed as Exhibit 10.6 to the
                               Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.7*           Aircraft Engine Purchase Agreement, dated as of
                               November 7, 2000, by and between Willis Lease
                               Finance Corporation and SR Technics Group AG.
                               Previously filed as Exhibit 10.7 to the
                               Registrant's Current Report of Form 8-K filed
                               with the Securities and Exchange Commission on
                               November 13, 2000 and incorporated herein by
                               reference in its entirety.
      --------------------------------------------------------------------------
               10.8            Stockholders' Agreement, dated as of November 7,
                               2000, by and among Willis Lease Finance
                               Corporation, Charles F. Willis, IV, CFW Partners,
                               L.P., Austin Chandler Willis 1995 Irrevocable
                               Trust and FlightTechnics LLC. Previously filed as
                               Exhibit 10.8 to the Registrant's Current Report
                               of Form 8-K filed with the Securities and
                               Exchange Commission on November 13, 2000 and
                               incorporated herein by reference in its entirety.
      --------------------------------------------------------------------------
               99.1            Press Release of Willis Lease Finance Corporation
                               dated as of November 30, 2000.
      --------------------------------------------------------------------------

         * Confidential treatment requested of the Securities and Exchange Commission in connection with the filing of the Current Report filed on November 13, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 15, 2000.

                                                WILLIS LEASE FINANCE CORPORATION


                                                By:  /S/ NICHOLAS J. NOVASIC
                                                     ------------------------
                                                     Nicholas J. Novasic
                                                     Chief Financial Officer